UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

-----------------------------------

SONORAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington                                                                                      13-4093341

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

3100 W. Ray Road, Ste 130, Chandler, AZ  85226

(Address of principal executive offices)

480-963-8800

(Issuer's telephone number, including area code)

if changed since last report)

Item 1.01    Entry into a Material Definitive Agreement.

On October 10, 2005, Sonoran Energy, Inc. ("Sonoran" or the "Company") entered into revised financing agreements with Cornell Capital Partners, L.P., which amend and replace those executed and filed with the Securities and Exchange Commission on or about October 18, 2004.

Pursuant to the revised agreements, Sonoran has agreed to pay to Cornell the sum total of $2,021,172, representing principal, interest and delaying fees, that it has borrowed, pursuant to a newly-executed convertible debenture, having conversion rights in favor of the holder at $0.54 per share, all due and payable on December 1, 2006. The Company also entered into a new Standby Equity Distribution Agreement for $15,000,000.  The new Standby Equity Distribution Agreement has the general same terms as the original agreement, executed in October 2004, but with the modification that no funds received from any advances under the Agreement will be utilized to pay down any portion of the convertible debt.

Copies of revised financial instruments are attached to this filing as Exhibits 4.12 through 4.18.

Item 1.02    Termination of a Material Definitive Agreement.

On October 10, 2005, the Company entered into agreements to terminate the Standby Equity Distribution Agreement and Compensation Debenture, each dated October 18, 2004,  with Cornell Capital Partners, L.P.

Copies of the termination agreements are attached hereto as Exhibits 10.10 and 10.11, respectively.

Item 2.03 Creation of a Direct Financial Obligation.

                See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

                See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

        (a)    Financial statements of business acquired.

                                Not applicable.

        (b)    Pro forma financial information.

                        Not applicable.

        (c)    Exhibits.

Exhibit Number	Description
4.12	Standby Equity Distribution Agreement, dated August 31, 2005, between Cornell Capital Partners, LP and Sonoran Energy, Inc.
4.13	Registration Rights Agreement, dated August 31, 2005, by and between Sonoran Energy, Inc. and Cornell Capital Partners, LP, in connection with the Standby Equity Distribution Agreement.
4.14	Escrow Agreement, dated August 31, 2005, by and between Sonoran Energy, Inc., Cornell Capital Partners, LP and Butler Gonzalez LLP, in connection with the Standby Equity Distribution Agreement.
4.15	Placement Agent Agreement, dated August 31, 2005, by and among Sonoran Energy, Inc., Newbridge Securities Corporation and Cornell Capital Partners, L.P.
4.16	Investor Registration Rights Agreement, dated August 31, 2005, by and between Sonoran Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.17	Irrevocable Transfer Agent Instructions, dated August 31, 2005
4.18	Amended and Restated Convertible Debenture, dated August 31, 2005
10.10	Termination Agreement, dated August 31, 2005, terminating October 18, 2004 Standby Equity Distribution Agreement.
10.11	Termination and Amendment Agreement, date August 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal

President

Date: October 14, 2005